SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 Or 15(d) Of
The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):
June 27, 2003

GOOD GUYS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware (State or other jurisdiction of incorporation)	0-14134 (Commission File Number)	94-2366177 (IRS Employer Identification No.)

1600 Harbor Bay Parkway, Suite 200, Alameda, California 94502
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): 510/747-6000

Item 9. Regulation FD Disclosure (Information Provided Under Item 12).
SIGNATURE
Exhibit Index
Exhibit 99.1

Item 9. Regulation FD Disclosure (Information Provided Under Item 12).

     The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release No. 33-8216.

     On June 24, 2003, Good Guys, Inc. issued a press release announcing its financial results for the quarter ended May 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD GUYS, INC. (Registrant)

	By:	/s/ David A. Carter
Name: David A. Carter Title: Acting Chief Financial Officer

Dated: June 27, 2003

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated June 24, 2003